UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 30, 2006

Cirrus Logic, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-17795	77-0024818
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2901 Via Fortuna, Austin, Texas		78746
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	512-851-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On October 27, 2006, Cirrus Logic, Inc. (the "Company") received a letter from the Division of Enforcement of the United States Securities and Exchange Commission (the "SEC") indicating that the SEC is conducting an informal investigation into the Company’s historical stock option practices. The SEC has advised the Company that the investigation should not be construed as either an indication by the SEC that any violations of law have occurred, or as an adverse reflection upon any person, entity or security.

As previously disclosed, a special committee of the Company’s Board of Directors is currently conducting a voluntary review of the Company’s historical stock option granting practices and related accounting matters. The Company intends to cooperate fully with SEC’s informal investigation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cirrus Logic, Inc.

October 30, 2006	By:	Thurman K. Case

Name: Thurman K. Case
Title: Acting Chief Financial Officer